UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	26-4785427
(State of Incorporation or Organization)	(IRS Employer Identification No.)

416 South Bell Avenue Ames, Iowa	50010
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates: 333-161187

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.0001 per share

(Title of Class)

Series A Preferred Stock, par value $0.0001 per share

(Title of Class)

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Common Stock and Series A Preferred Stock of Renewable Energy Group, Inc. (the “Registrant”) is set forth under the captions “Description of Newco Capital Stock” and “Comparison of Rights of Newco, REG, CIE, WIE and Blackhawk Capital Stock” in the joint proxy statement/prospectus, which forms a part of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-161187), first filed with the Securities and Exchange Commission on August 10, 2009, which description is herein incorporated by reference.

Item 2. Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Renewable Energy Group, Inc., effective as of February 26, 2010, (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2010).

3.2	Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K filed March 31, 2011).

3.3	Certificate of Designation of Series and Determination of Rights and Preferences of Series A Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant’s Annual Report on Form 10-K filed March 31, 2011).

4.1	Specimen certificate of common stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-4/A filed November 23, 2009).

4.2	Specimen certificate of Series A Preferred Stock of the Registrant (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-4/A filed November 23, 2009).

4.3	Form of warrant issued by the Registrant to entities affiliated with Natural Gas Partners (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.4	Schedule of warrants issued by the Registrant to Natural Gas Partners VIII, L.P. and entities affiliated with NGP Energy Technology Partners (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.5	Form of warrant issued by the Registrant to the purchasers of the Registrant’s Series B Convertible Preferred Stock (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.6	Schedule of warrants issued by the Registrant to the purchasers of the Registrant’s Series B Convertible Preferred Stock (incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.7	Form of warrant issued by the Registrant to the purchasers of the Registrant’s Series AA and Series BB Convertible Preferred Stock (incorporated by reference to Exhibit 4.7 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.8	Schedule of warrants issued by the Registrant to the purchasers of the Registrant Series AA and Series BB Convertible Preferred Stock (incorporated by reference to Exhibit 4.8 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.9	Form of warrant issued by the Registrant to ED&F Man Holdings B.V. (incorporated by reference to Exhibit 4.9 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.10	Schedule of warrants issued by the Registrant to ED&F Man Holdings B.V. (incorporated by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.11	Form of warrant issued by REG to members of the former board of managers and executive officers of Blackhawk (incorporated by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K filed March 31, 2011).

4.12	Schedule of warrants issued by REG to members of the former board of managers and executive officers of Blackhawk (incorporated by reference to Exhibit 4.12 to the Registrant’s Annual Report on Form 10-K filed March 31, 2011).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 29, 2011

RENEWABLE ENERGY GROUP, INC.

By:	/s/ JEFFREY STROBURG
Jeffrey Stroburg
Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Renewable Energy Group, Inc., effective as of February 26, 2010, (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed March 4, 2010).

3.2	Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K filed March 31, 2011).

3.3	Certificate of Designation of Series and Determination of Rights and Preferences of Series A Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant’s Annual Report on Form 10-K filed March 31, 2011).

4.1	Specimen certificate of common stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form S-4/A filed November 23, 2009).

4.2	Specimen certificate of Series A Preferred Stock of the Registrant (incorporated by reference to Exhibit 4.2 to the Registrant’s Registration Statement on Form S-4/A filed November 23, 2009).

4.3	Form of warrant issued by the Registrant to entities affiliated with Natural Gas Partners (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.4	Schedule of warrants issued by the Registrant to Natural Gas Partners VIII, L.P. and entities affiliated with NGP Energy Technology Partners (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.5	Form of warrant issued by the Registrant to the purchasers of the Registrant’s Series B Convertible Preferred Stock (incorporated by reference to Exhibit 4.5 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.6	Schedule of warrants issued by the Registrant to the purchasers of the Registrant’s Series B Convertible Preferred Stock (incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.7	Form of warrant issued by the Registrant to the purchasers of the Registrant’s Series AA and Series BB Convertible Preferred Stock (incorporated by reference to Exhibit 4.7 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.8	Schedule of warrants issued by the Registrant to the purchasers of the Registrant Series AA and Series BB Convertible Preferred Stock (incorporated by reference to Exhibit 4.8 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.9	Form of warrant issued by the Registrant to ED&F Man Holdings B.V. (incorporated by reference to Exhibit 4.9 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.10	Schedule of warrants issued by the Registrant to ED&F Man Holdings B.V. (incorporated by reference to Exhibit 4.10 to the Registrant’s Registration Statement on Form S-4/A filed August 10, 2009).

4.11	Form of warrant issued by REG to members of the former board of managers and executive officers of Blackhawk (incorporated by reference to Exhibit 4.11 to the Registrant’s Annual Report on Form 10-K filed March 31, 2011).

4.12	Schedule of warrants issued by REG to members of the former board of managers and executive officers of Blackhawk (incorporated by reference to Exhibit 4.12 to the Registrant’s Annual Report on Form 10-K filed March 31, 2011).

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